Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, Jeffrey T. Cerutti, President, Chief Executive Officer and Principal Executive Officer of Aston Funds (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: July 7, 2016	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, President, Chief Executive
Officer and Principal Executive Officer

I, Donald S. Rumery, Treasurer, Chief Financial Officer and Principal Financial Officer of Aston Funds (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: July 7, 2016	/s/ Donald S. Rumery
Donald S. Rumery, Treasurer, Chief Financial
Officer and Principal Financial Officer